                                 AMENDMENT NO. 9
                              TO THE FIRST RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS C SHARES)

     The First Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, and as subsequently amended, and as restated the 20th day of September, 2006, pursuant to Rule 12b-1, is hereby amended, effective June 2, 2009, as follows:

     WHEREAS, the parties desire to amend the Plan to add the following new portfolio - AIM Core Plus Bond Fund.

     NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                                 FIRST RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS C SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

     The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class C Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class C Shares of each Portfolio to the average daily net assets of the Class C Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class C Shares of the Portfolio.

                                              MAXIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
AIM COUNSELOR SERIES TRUST                     CHARGE     FEE        FEE
--------------------------                    -------   -------   ---------
PORTFOLIO - CLASS C SHARES
AIM Core Plus Bond Fund                        0.75%     0.25%      1.00%
AIM Floating Rate Fund                         0.50%     0.25%      0.75%
AIM Multi-Sector Fund                          0.75%     0.25%      1.00%
AIM Select Real Estate Income Fund             0.75%     0.25%      1.00%
AIM Structured Core Fund                       0.75%     0.25%      1.00%
AIM Structured Growth Fund                     0.75%     0.25%      1.00%
AIM Structured Value Fund                      0.75%     0.25%      1.00%

                                              MAXIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
AIM EQUITY FUNDS                               CHARGE     FEE        FEE
----------------                              -------   -------   ---------
PORTFOLIO - CLASS C SHARES
AIM Capital Development Fund                   0.75%     0.25%      1.00%
AIM Charter Fund                               0.75%     0.25%      1.00%
AIM Constellation Fund                         0.75%     0.25%      1.00%
AIM Diversified Dividend Fund                  0.75%     0.25%      1.00%
AIM Large Cap Basic Value Fund                 0.75%     0.25%      1.00%
AIM Large Cap Growth Fund                      0.75%     0.25%      1.00%
AIM Summit Fund                                0.75%     0.25%      1.00%

                                              MAXIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
AIM FUNDS GROUP                                CHARGE     FEE        FEE
---------------                               -------   -------   ---------
PORTFOLIO - CLASS C SHARES
AIM Basic Balanced Fund                        0.75%     0.25%      1.00%
AIM European Small Company Fund                0.75%     0.25%      1.00%
AIM Global Core Equity Fund                    0.75%     0.25%      1.00%
AIM International Small Company Fund           0.75%     0.25%      1.00%
AIM Mid Cap Basic Value Fund                   0.75%     0.25%      1.00%
AIM Select Equity Fund                         0.75%     0.25%      1.00%
AIM Small Cap Equity Fund                      0.75%     0.25%      1.00%

                                              MAXIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
AIM GROWTH SERIES                              CHARGE     FEE        FEE
-----------------                             -------   -------   ---------
PORTFOLIO - CLASS C SHARES
AIM Basic Value Fund                           0.75%     0.25%      1.00%
AIM Conservative Allocation Fund               0.75%     0.25%      1.00%
AIM Global Equity Fund                         0.75%     0.25%      1.00%
AIM Growth Allocation Fund                     0.75%     0.25%      1.00%
AIM Income Allocation Fund                     0.75%     0.25%      1.00%
AIM Independence Now Fund                      0.75%     0.25%      1.00%
AIM Independence 2010 Fund                     0.75%     0.25%      1.00%
AIM Independence 2020 Fund                     0.75%     0.25%      1.00%
AIM Independence 2030 Fund                     0.75%     0.25%      1.00%
AIM Independence 2040 Fund                     0.75%     0.25%      1.00%
AIM Independence 2050 Fund                     0.75%     0.25%      1.00%
AIM International Allocation Fund              0.75%     0.25%      1.00%
AIM Mid Cap Core Equity Fund                   0.75%     0.25%      1.00%
AIM Moderate Allocation Fund                   0.75%     0.25%      1.00%
AIM Moderate Growth Allocation Fund            0.75%     0.25%      1.00%
AIM Moderately Conservative Allocation Fund    0.75%     0.25%      1.00%
AIM Small Cap Growth Fund                      0.75%     0.25%      1.00%

                                              MINIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
AIM INTERNATIONAL MUTUAL FUNDS                 CHARGE     FEE        FEE
------------------------------                -------   -------   ---------
PORTFOLIO - CLASS C SHARES
AIM Asia Pacific Growth Fund                   0.75%     0.25%      1.00%
AIM European Growth Fund                       0.75%     0.25%      1.00%
AIM Global Growth Fund                         0.75%     0.25%      1.00%
AIM Global Small & Mid Cap Growth Fund         0.75%     0.25%      1.00%
AIM International Core Equity Fund             0.75%     0.25%      1.00%
AIM International Growth Fund                  0.75%     0.25%      1.00%

                                              MAXIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
AIM INVESTMENT FUNDS                           CHARGE     FEE        FEE
--------------------                          -------   -------   ---------
PORTFOLIO - CLASS C SHARES
AIM Balanced-Risk Allocation Fund              0.75%     0.25%      1.00%
AIM China Fund                                 0.75%     0.25%      1.00%
AIM Developing Markets Fund                    0.75%     0.25%      1.00%
AIM Global Health Care Fund                    0.75%     0.25%      1.00%
AIM International Total Return Fund            0.75%     0.25%      1.00%
AIM Japan Fund                                 0.75%     0.25%      1.00%
AIM LIBOR Alpha Fund                           0.75%     0.25%      1.00%
AIM Trimark Endeavor Fund                      0.75%     0.25%      1.00%
AIM Trimark Fund                               0.75%     0.25%      1.00%
AIM Trimark Small Companies Fund               0.75%     0.25%      1.00%

                                              MAXIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
AIM INVESTMENT SECURITIES FUNDS                CHARGE     FEE        FEE
-------------------------------               -------   -------   ---------
PORTFOLIO - CLASS C SHARES
AIM Core Bond Fund                             0.75%     0.25%      1.00%
AIM Dynamics Fund                              0.75%     0.25%      1.00%
AIM Global Real Estate Fund                    0.75%     0.25%      1.00%
AIM High Yield Fund                            0.75%     0.25%      1.00%
AIM Income Fund                                0.75%     0.25%      1.00%
AIM Money Market Fund                          0.75%     0.25%      1.00%
AIM Municipal Bond Fund                        0.75%     0.25%      1.00%
AIM Real Estate Fund                           0.75%     0.25%      1.00%
AIM Short Term Bond Fund                       0.75%     0.25%      1.00%
AIM U.S. Government Fund                       0.75%     0.25%      1.00%

                                              MAXIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
AIM SECTOR FUNDS                               CHARGE     FEE        FEE
----------------                              -------   -------   ---------
PORTFOLIO - CLASS C SHARES
AIM Energy Fund                                0.75%     0.25%      1.00%
AIM Financial Services Fund                    0.75%     0.25%      1.00%
AIM Gold & Precious Metals Fund                0.75%     0.25%      1.00%
AIM Leisure Fund                               0.75%     0.25%      1.00%
AIM Technology Fund                            0.75%     0.25%      1.00%
AIM Utilities Fund                             0.75%     0.25%      1.00%

                                              MAXIMUM
                                               ASSET
                                               BASED    MAXIMUM    MAXIMUM
                                               SALES    SERVICE   AGGREGATE
AIM TAX-EXEMPT FUNDS                           CHARGE     FEE        FEE
--------------------                          -------   -------   ---------
PORTFOLIO - CLASS C SHARES
AIM High Income Municipal Fund                 0.75%     0.25%      1.00%

* The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof)."

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: June 2, 2009